Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orthofix Medical Inc. (“Orthofix”) on Form 10-Q for the quarterly period ended September 30, 2023, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Catherine Burzik, Interim Chief Executive Officer and Chair of the Board of Directors, and Geoffrey Gillespie, Interim Chief Financial Officer and VP, Corporate Controller, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.

Dated: November 8, 2023	/s/ CATHERINE BURZIK
	Name:	Catherine Burzik
	Title:	Interim Chief Executive Officer, Director

Dated: November 8, 2023	/s/ GEOFFREY GILLESPIE
	Name:	Geoffrey Gillespie
	Title:	Interim Chief Financial Officer and VP, Corporate Controller